CERTIFICATION PURSUANT TO SECTION 302 OF
                         THE SARBANES-OXLEY ACT OF 2002

I, Philip J. Dunn, certify that:

1. I have reviewed this amendment no. 1 to annual report on Form 10-K/A (this "Amendment") of Circuit City Credit Card Master Trust; and

2. Based on my knowledge, this Amendment does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Amendment.


Date: January 9, 2004


/s/ Philip J. Dunn
Philip J. Dunn
Vice President, First North American National Bank, as Servicer